                                                                     Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert S. Hillas and Mark J. Maten, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 2001, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand this 18th day of March, 2002.

                                             /s/ William R. Cook
                                             -----------------------
                                               William R. Cook

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert S. Hillas and Mark J. Maten, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 2001, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand this 18th day of March, 2002.

                                             /s/ Robert W. Dunlap
                                             --------------------
                                               Robert W. Dunlap

                                                                     Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert S. Hillas and Mark J. Maten, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 2001, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand this 18th day of March, 2002.

                                             /s/ Robert F. Johnston
                                             ----------------------
                                               Robert F. Johnston

                                                                     Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert S. Hillas and Mark J. Maten, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 2001, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand this 18th day of March, 2002.

                                             /s/ Peter J. Neff
                                             -----------------
                                               Peter J. Neff

                                                                     Exhibit 24

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert S. Hillas and Mark J. Maten, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 2001, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereto set his or her hand this 18th day of March, 2002.

                                             /s/ William C. Smith
                                             --------------------
                                               William C. Smith